U.S. Bancorp 4Q16 Earnings Conference Call Richard K. Davis Chairman and CEO January 18, 2017 Terry Dolan Vice Chairman and CFO Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets could cause credit losses and deterioration in asset values. In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions (which could result, in part, from the United Kingdom’s withdrawal from the European Union); changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2015, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

2016 Full Year Highlights Record net income of $5.9 billion; record $3.24 per diluted common share Industry-leading profitability measures, including ROA of 1.36%, ROCE of 13.4% and efficiency ratio of 54.9%* Average loan growth of 6.9% vs. 2015 and average deposit growth of 8.9% vs. 2015 Net interest income increased 4.6%** vs. 2015 Noninterest income rose 5.3% vs. 2015 Strong capital generation continued End of period common equity tier 1 capital ratio of 9.1% estimated for the Basel III fully implemented standardized approach Returned 79% of earnings to shareholders through dividends and share buybacks Repurchased 61 million shares of common stock during 2016 * Non-GAAP; see slide 26 for calculation ** Taxable equivalent basis; increase of 4.8% as reported on a GAAP basis; see slide 26 for reconciliation

4Q16 Highlights Net income of $1.5 billion; $0.82 per diluted common share Average loans grew 1.1% vs. 3Q16 and 6.2% vs. 4Q15 Loan growth of 5.6% vs. 4Q15 excluding the credit card portfolio acquisition at the end of 4Q15 Average deposits grew 3.3% vs. 3Q16 and 11.8% vs. 4Q15 Net interest income grew 2.1%* vs. 3Q16 and 4.6%* vs. 4Q15 Average earning assets increased 2.1% vs. 3Q16 and 7.7% vs. 4Q15 Noninterest income increased 3.9% vs. 4Q15 Payment services revenue increased 4.0% vs. 4Q15 Trust and investment management fees increased 9.5% vs. 4Q15 Credit quality was stable vs. 3Q16 and 4Q15 Returned 81% of earnings to shareholders through dividends and share buybacks * Taxable equivalent basis; increases of 2.1% and 4.8%, respectively, as reported on a GAAP basis; see slide 26 for reconciliation

Performance Ratios Return on Average Common Equity and Return on Average Assets Efficiency Ratio* and Net Interest Margin Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin Excludes notable items * Non-GAAP; see slide 26 for calculation 54.0%

Loan and Deposit Growth Year-Over-Year Growth Average Balances 5.8% $262.3 8.1% $266.6 4.2% $256.7 6.9% $294.5 6.3% $295.9 7.6% $307.4 $ in billions * Adjusted for 4Q15 credit card portfolio acquisition and student loans which were transferred to held for sale at the end of 1Q15 and returned to held for investment during 3Q15 ** Adjusted for 4Q15 credit card portfolio acquisition 5.2% * 10.0% $318.5 7.6% $269.6 5.6% **

Credit Quality Net Charge-offs Nonperforming Assets Net Charge-offs (Left Scale) NCOs to Avg Loans (Right Scale) Nonperforming Assets (Left Scale) NPAs to Loans plus ORE (Right Scale) $ in millions

Earnings Summary

Revenue Growth * Notable item: 2Q16 Visa Europe sale gain $180 million Year-Over-Year Change 0.8% 2.7%8.1% 4.7%4.3% $ in millions 4.5% excluding 2Q16 notable item*

Net Interest Income Net Interest Income Key Points vs. 4Q15 Average earning assets grew $28.9 billion, or 7.7% Net interest margin lower 8 bps (2.98% vs. 3.06%) Principally driven by lower yields on securities purchases, lower reinvestment rates on maturing securities and higher cash balances vs. 3Q16 Average earning assets grew $8.2 billion, or 2.1% Stable net interest margin Principally due to higher average cash balances as well as lower average rates on new securities purchases and lower reinvestment rates on maturing securities, offset by the favorable impact of interest rates on loans Year-Over-Year Change 2.6%4.9%4.5% 4.3% 4.6% $ in millions Taxable-equivalent basis

Noninterest Income Noninterest Income Key Points vs. 4Q15 Noninterest income increased $91 million, or 3.9% Higher credit and debit card revenue (7.5% increase) due to higher transaction volumes, including the impact of acquired portfolios Higher trust and investment management fees (9.5% increase) reflecting lower money market fee waivers along with account growth, an increase in assets under management and improved market conditions Higher merchant processing services revenue (2.8% increase) due to an increase in product fees and higher volumes Higher mortgage banking revenue (13.7% increase) driven by higher origination and sales volume Lower other income (6.7% decrease) reflecting lower income from leasing residuals and the impact of a gain on the sale of a deposit portfolio in 4Q15, partially offset by stronger trading income and higher equity investment income vs. 3Q16 Noninterest income decreased $14 million, or 0.6% Higher credit and debit card revenue (5.7% increase) driven by seasonally higher sales volumes Higher other income (45.9% increase) driven by changes in equity investment income Lower mortgage banking revenue (23.6% decrease) reflecting lower origination and sales volume Lower corporate payment products revenue (10.0% decrease) reflecting seasonally lower government-related transaction volumes Year-Over-Year Change (1.3%)(0.2%)12.3% 5.1% 3.9% $2,445 $2,340 $2,149 $2,552 All Other Mortgage Service Charges Trust and Inv Mgmt Payments * Adjusted for notable item: 2Q16 Visa Europe sale gain $180 million Payments = credit and debit card, corporate payment products and merchant processing Service charges = deposit service charges, treasury management and ATM processing $ in millions 4.4% adjusted*

Noninterest Expense Noninterest Expense Key Points vs. 4Q15 Noninterest expense increased $195 million, or 6.9% Higher compensation expense (12.0% increase) principally due to the impact of hiring to support business growth and compliance programs, merit increases and higher variable compensation Higher professional services expense (24.8% increase) primarily due to compliance programs and implementation costs of capital investments to support business growth Higher marketing expense (11.5% increase) to support new business development Lower employee benefits expense (4.0% decrease) mainly due to lower pension and healthcare costs vs. 3Q16 Noninterest expense increased $73 million, or 2.5% Higher professional services expense (22.8% increase) due to seasonally higher costs including capital investments and risk and compliance activities Higher other noninterest expense (9.1% increase) due to seasonally higher costs related to tax-advantaged projects Higher compensation expense (2.1% increase) due to increased staffing to support business investment and compliance programs Lower employee benefits expense (6.8% decrease) driven by lower healthcare costs Year-Over-Year Change 0.2%3.2%11.6% 5.6% 6.9% $2,931 $2,809 $2,749 $2,992 All Other Tech and Communications Prof Svcs, Marketing and PPS Occupancy and Equipment Compensation and Benefits * Adjusted for notable items: 2Q16 related to accruals for legal and regulatory matters ($110 million) and charitable contribution ($40 million) $ in millions 6.0% adjusted*

Capital Position * RWA = risk-weighted assets See slide 25

Appendix

Average Loans Average Loans Key Points vs. 4Q15 Average total loans increased by $16.0 billion, or 6.2% (5.6% growth excluding the credit card portfolio acquisition) Average total commercial loans increased by $7.0 billion, or 8.1% Average residential mortgage loans increased by $3.7 billion, or 7.1% vs. 3Q16 Average total loans increased by $3.0 billion, or 1.1% Average total commercial loans increased by $1.4 billion, or 1.6% Average credit card loans increased by $0.3 billion, or 1.5% Year-Over-Year Growth 4.2%5.8% 8.1% 7.6% 6.2% Covered Commercial CRE Res Mtg Retail Credit Card $269.6 $256.7 $262.3 $266.6 $ in billions * Excluding student loans which were transferred to held for sale at the end of 1Q15 and returned to held for investment during 3Q15 ** Excluding the credit card portfolio acquisition 4.0%

Average Deposits Average Deposits Key Points vs. 4Q15 Average total deposits increased by $34.7 billion, or 11.8% Average low-cost deposits (NIB, interest checking, money market and savings) increased by $35.7 billion, or 13.6% vs. 3Q16 Average total deposits increased by $10.6 billion, or 3.3% Average low-cost deposits increased by $11.4 billion, or 4.0% Year-Over-Year Growth 6.9% 6.3% 7.6% 10.0%11.8% Time Money Market Checking and Savings Noninterest-bearing $294.5 $295.9 $307.4 $318.5 $ in billions $329.2

Credit Quality – Commercial Loans Average Loans and Net Charge-offs Ratios Key Statistics Key Points Average year-over-year loan growth of 8.1% demonstrates continued momentum with customers Net charge-offs increased slightly on a year-over-year basis, but remained at historically low levels Nonperforming loans decreased slightly on a linked-quarter basis 4Q153Q164Q16 Average Loans$86,803$92,369$93,807 30-89 Delinquencies0.36%0.24%0.28% 90+ Delinquencies0.05%0.05%0.06% Nonperforming Loans0.20%0.55%0.52% $ in millions

A&D Construction $688 Credit Quality – Commercial Real Estate Average Loans and Net Charge-offs Ratios Key Statistics Key Points Average loans increased 2.7% year-over-year Nonperforming loans have remained stable, year-over-year, at historically low levels Recoveries within the CRE portfolio continue to offset loan charge-offs, resulting in net losses remaining near zero 4Q153Q164Q16 Average Loans$42,231$43,374$43,391 30-89 Delinquencies0.21%0.08%0.10% 90+ Delinquencies0.03%0.02%0.02% Nonperforming Loans0.30%0.24%0.29% Performing TDRs*$209$274$169 $ in millions Investor $20,814 Owner Occupied $10,953 Multi-family $4,157 Retail $982 Residential Construction $2,339 Office $979 Other $2,479 * TDR = troubled debt restructuring

Credit Quality – Residential Mortgage Average Loans and Net Charge-offs Ratios Key Statistics Key Points Originations continued to be high credit quality (weighted average FICO of 761, weighted average LTV of 67%) 89% of the balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning $ in millions 4Q153Q164Q16 Average Loans$52,970$56,284$56,718 30-89 Delinquencies0.32%0.26%0.26% 90+ Delinquencies0.33%0.28%0.27% Nonperforming Loans1.33%1.09%1.04% *Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,574 million in 4Q16)

Credit Quality – Credit Card Average Loans and Net Charge-offs Ratios Key Statistics Key Points Year-over-year average loan growth of 11% was driven, in part, by the portfolio acquisition at the end of 4Q15 Origination credit quality remains strong, with a weighted average FICO of 761 Linked-quarter increases in delinquency rates reflect seasonality and vintage maturation $ in millions 4Q153Q164Q16 Average Loans$18,838$20,628$20,942 30-89 Delinquencies1.15%1.27%1.31% 90+ Delinquencies1.09%1.11%1.16% Nonperforming Loans0.04%0.02%0.01%

Credit Quality – Home Equity Average Loans and Net Charge-offs Ratios Key Statistics Key Points High-quality originations (weighted average FICO on commitments of 769, weighted average CLTV of 71%) originated primarily through the retail branch network to existing bank customers on their primary residences Net charge-offs declined year-over-year $ in millions 4Q153Q164Q16 Average Loans$16,241$16,470$16,444 30-89 Delinquencies0.36%0.41%0.37% 90+ Delinquencies0.25%0.24%0.25% Nonperforming Loans0.83%0.75%0.78% Subprime: 1% Wtd Avg LTV*: 88% NCO: -2.49% Prime: 97% Wtd Avg LTV*: 72% NCO: -0.02% Other: 2% Wtd Avg LTV*: 70% NCO: 1.26% *LTV at origination

Credit Quality – Retail Leasing Average Loans and Net Charge-offs Ratios Key Statistics Key Points Continued high-quality originations (weighted average FICO of 784) support the portfolio’s stable credit profile Delinquencies, nonperforming leases and net charge-offs remained at very low levels $ in millions 4Q153Q164Q16 Average Loans$5,265$5,773$6,191 30-89 Delinquencies0.21%0.21%0.28% 90+ Delinquencies0.02%0.00%0.02% Nonperforming Loans0.06%0.05%0.03% * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values

Credit Quality – Other Retail Average Loans and Net Charge-offs Ratios Key Statistics Key Points Overall growth continued to be driven by the auto loans and installment categories, which were up 6.5% and 15.3% year-over-year, respectively Net charge-offs and 30-89 delinquencies showed seasonal increases $ in millions 4Q153Q164Q16 Average Loans$29,556$30,608$31,245 30-89 Delinquencies0.52%0.56%0.66% 90+ Delinquencies0.11%0.11%0.13% Nonperforming Loans0.08%0.08%0.09%

Credit Quality – Auto Loans Average Loans and Net Charge-offs Ratios Key Statistics Key Points Continued growth in auto loans driven by high-quality originations in the indirect channel (weighted average FICO 776) Net charge-offs were up from prior quarter and prior year, as vintages booked over the past couple of years mature $ in millions 4Q153Q164Q16 Average Loans$16,551$17,205$17,624 30-89 Delinquencies0.51%0.59%0.74% 90+ Delinquencies0.04%0.05%0.06% Nonperforming Loans0.07%0.08%0.09% Direct: 6% Wtd Avg FICO: 748 NCO: 0.18% Indirect: 94% Wtd Avg FICO: 769 NCO: 0.44% Auto loans are included in Other Retail category

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. (2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments. (3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments. (4) Primarily reflects higher risk-weighting for mortgage servicing rights.

Non-GAAP Financial Measures (1) Utilizes a tax rate of 35 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes.

U.S. Bancorp 4Q16 Earnings Conference Call January 18, 2017